                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

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                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported)                 June 15, 1999


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                         JCP MASTER CREDIT CARD TRUST
                         (Issuer of the Certificates)

                             JCP RECEIVABLES, INC.
            (Exact name of registrant as specified in its charter)



     Delaware                         0-17270                 75-2231415
(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)             File Number)           Identification No.)

  6501 Legacy Drive, MS 1318
  Plano, Texas                                         75024
(Address of principal executive offices)               (Zip Code)

(Registrant's telephone number, including area code):  (972)431-2082

Item 7. Financial Statements and Exhibits.
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The following are filed as Exhibits to this Report:

        99.1 Monthly Certificateholders' Statement - Series B for the month ended May 31, 1999.

        99.2 Monthly Certificateholders' Statement - Series C for the month ended May 31, 1999.

        99.3 Monthly Certificateholders' Statement - Series E for the month ended May 31, 1999.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           JCP RECEIVABLES, INC.


Date:  June 15, 1999       By:  /s/ Catherine A. Walther
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                               Catherine A. Walther
                               President

                               INDEX TO EXHIBITS
Exhibit
Number               Exhibit
------               -------

99.1 Monthly Certificateholders' Statement - Series B for the month ended May 31, 1999.

99.2 Monthly Certificateholders' Statement - Series C for the month ended May 31, 1999.

99.3 Monthly Certificateholders' Statement - Series E for the month ended May 31, 1999.